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Household Home Equity Loan Trust 1999-1

Distribution Number                          2
Beginning Date of Accrual Period      12/01/99
End Date of Accrual Period            12/31/99
Distribution Date                     01/20/00
Previous Distribution Date            12/20/99
Funds Disbursement
          Available Funds for Distribution                 15,957,731.36
                    Principal Collections                  10,927,239.08
                    Interest Collections                    5,030,492.28

               Distribution of Interest Collections
                       Servicing Fee                          214,608.90
                       Extra Principal                      1,909,653.31
                       Distribution Amount
                       Interest Paid                        2,906,230.07
                      To  Class R
                                                                       -

               Distribution of Principal Collections
                      Principal Paid to                    10,927,239.08
                      Certificates

Overcollateralization Release Amount                                   -

Balance Reconciliation

          Begin Principal Balance                         515,061,353.04
          Adjustments                                               0.00
          Principal Collections                          (10,927,239.08)
           (including repurchases)
          Charge off Amount
                                                                       -
          End Principal Balance                           504,134,113.96

Collateral Performance
          Cash Yield  (% of beginning balance)                    11.72%
          Charge off Amount  (% of                                 0.00%
                beginning balance)
          Net Yield                                               11.72%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan            14,305,457.14
          30-59 days  number of loans                                219
          60-89 days principal balance of loan              1,379,355.57
          60-89 days number of loans                                  20
          90+ days number of loans
                                                                       1
          90+ days principal balance of loan                   52,147.85

          Number of Loans that went into REO                           0
          Principal Balance of Loans that                           0.00
               went into REO
          Principal Balance of all REO                              0.00

Overcollateralization Reconcilliation
          Begin OC Amount                                  27,972,087.44
          Target OC Amount                                 50,039,651.27
          OC Deficiency                                    22,067,563.83
          OC Release Amount
                                                                       -
          End OC Amount                                    29,881,740.75

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Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                                  No
          Trigger Event                                             No
          Event of Default                                          No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 59.536346
            2.   Principal Distribution per $1,000             54.164103
            3.   Interest Distribution per $1,000               5.372243

     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate                       6.83%
            2.   Accrual Convention                               30/360

            3.   Class A-1 Principal                      223,699,265.60
                 Balance, BOP
            4.   Class A-1 Interest
                 Carryover Shortfall, BOP                              -

            5.   Class A-1 Interest Due                     1,273,221.65
            6.   Class A-1 Interest Paid                    1,273,221.65
            7.   Class A-1 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class A-1
          Principal Due & Paid
            1.   Class A-1 Principal                      223,699,265.60
                 Balance, BOP
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid                  12,836,892.39
            4.   Class A-1 Principal                      210,862,373.21
                 Balance, EOP

            5.   Class A-1 Notes Balance                     0.444620597
as a % of the Total Certificate Balance, EOP

            6.   Class A-1 Notes Balance                     0.418266424
as a percentage of the Pool Balance, EOP



Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                  5.791667

            2.   Principal Distribution per $1,000                     -
            3.   Interest Distribution per $1,000               5.791667

     B.   Calculation of Class A-2 Interest Due & Paid

            1.   Class A-2 related Note Rate                       6.95%
            2.   Accrual Convention                               30/360

            3.   Class A-2 Principal                       62,000,000.00
                 Balance, BOP
            4.   Class A-2 Interest
                 Carryover Shortfall, BOP                              -
            5.   Class A-2 Interest Due                       359,083.33
            6.   Class A-2 Interest Paid                      359,083.33
            7.   Class A-2 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class A-2 Principal Due & Paid

            1.   Class A-2 Principal                       62,000,000.00
                 Balance, BOP
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid                              -
            4.   Class A-2 Principal                       62,000,000.00
                 Balance, EOP
            5.   Class A-2 Notes Balance                     0.130732082
as a percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance                     0.122983147
as a percentage of the Pool Balance, EOP

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Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                  6.008333
            2.   Principal Distribution per $1,000                     -
            3.   Interest Distribution per $1,000               6.008333

     B.   Calculation of Class A-3 Interest Due & Paid
            1.   Class A-3 related Note Rate                       7.21%
            2.   Accrual Convention                               30/360
            3.   Class A-3 Principal                       90,000,000.00
                 Balance, BOP
            4.   Class A-3 Interest Carryover                          -
                 Shortfall, BOP
            5.   Class A-3 Interest Due                       540,750.00
            6.   Class A-3 Interest Paid                      540,750.00
            7.   Class A-3 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class A-3 Principal Due & Paid
            1.   Class A-3 Principal Balance, BOP          90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid
                                                                       -
            4.   Class A-3 Principal                       90,000,000.00
                 Balance, EOP

            5.   Class A-3 Notes Balance                     0.189772377
as a percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance                     0.178523924
as a percentage of the Pool Balance, EOP




Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                  6.008333
            2.   Principal Distribution per $1,000                     -
            3.   Interest Distribution per $1,000               6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate                       7.21%
            2.   Accrual Convention                               30/360

            3.   Class A-4 Principal                       42,920,000.00
                 Balance, BOP
            4.   Class A-4 Interest
                 Carryover Shortfall, BOP                              -

            5.   Class A-4 Interest Due                       257,877.67
            6.   Class A-4 Interest Paid                      257,877.67
            7.   Class A-4 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal                       42,920,000.00
                 Balance, BOP
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid
                                                                       -
            4.   Class A-4 Principal                       42,920,000.00
                 Balance, EOP
            5.   Class A-4 Notes Balance                     0.090500338
as a percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance                     0.085136076
as a percentage of the Pool Balance, EOP


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Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                  6.525000
            2.   Principal Distribution per $1,000                     -
            3.   Interest Distribution  per $1,000              6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                       7.83%
            2.   Accrual Convention                               30/360


            3.   Class M-1 Principal                       35,550,000.00
                 Balance, BOP
            4.   Class M-1 Interest
                 Carryover Shortfall, BOP                              -

            5.   Class M-1 Interest Due                       231,963.75
            6.   Class M-1 Interest Paid                      231,963.75
            7.   Class M-1 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal                       35,550,000.00
                 Balance, BOP
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid
                                                                       -
            4.   Class M-1 Principal                       35,550,000.00
                 Balance, EOP

            5.   Class M-1 Notes Balance                     0.074960089
as a percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance                      0.07051695
as a percentage of the Pool Balance, EOP




Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                  7.391667
            2.   Principal Distribution per $1,000                     -
            3.   Interest Distribution  per $1,000              7.391667

     B.   Calculation of Class M-2 Interest Due & Paid
            1.   Class M-2 related Note Rate                       8.87%
            2.   Accrual Convention                               30/360

            3.   Class M-2 Principal                       32,920,000.00
                 Balance, BOP
            4.   Class M-2 Interest
                 Carryover Shortfall, BOP                              -

            5.   Class M-2 Interest Due                       243,333.67
            6.   Class M-2 Interest Paid                      243,333.67
            7.   Class M-2 unpaid
                 Carryover Shortfall, EOP                              -

     C.   Calculation of Class M-2 Principal Due & Paid
            1.   Class M-2 Principal                       32,920,000.00
                 Balance, BOP
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid
                                                                       -
            4.   Class M-2 Principal                       32,920,000.00
                 Balance, EOP
            5.   Class M-2 Notes Balance                     0.069414518
as a percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance                     0.065300084
as a percentage of the Pool Balance, EOP


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